                                                              EXHIBIT (a)(1)(ii)

                                   VAN KAMPEN
                            PRIME RATE INCOME TRUST

                           OFFER TO PURCHASE FOR CASH
             52,239,456 OF ITS ISSUED AND OUTSTANDING COMMON SHARES
                      AT NET ASSET VALUE PER COMMON SHARE

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN TIME ON FRIDAY, APRIL 11, 2003, UNLESS THE OFFER IS EXTENDED. TO ENSURE PROCESSING OF YOUR REQUEST, A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY (AS DEFINED BELOW) ON OR BEFORE APRIL 11, 2003.

To the Holders of Common Shares of
VAN KAMPEN PRIME RATE INCOME TRUST:

     Van Kampen Prime Rate Income Trust (the "Trust") is offering to purchase up to 52,239,456 of its common shares of beneficial interest, with par value of $0.01 per share ("Common Shares"), at a price (the "Purchase Price") equal to the net asset value per Common Share ("NAV") determined as of 5:00 P.M. Eastern Time on the Expiration Date (as defined herein). The tendering, acceptance and withdrawal of tenders are subject to the terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"). The Offer is scheduled to terminate as of 12:00 Midnight Eastern Time on April 11, 2003, unless extended by action of the Trust's Board of Trustees. An Early Withdrawal Charge (as defined in Section 3) will be imposed on most Common Shares accepted for payment that have been held for less than five years. The Common Shares are not currently traded on an established trading market. The purpose of the Offer is to attempt to provide liquidity to shareholders since the Trust is unaware of any secondary market which exists for the Common Shares. The NAV on February 28, 2003 was $7.71. You can obtain current NAV quotations from Van Kampen Funds Inc. ("VK") by calling
(800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. See Section 9.

     If more than 52,239,456 Common Shares are duly tendered prior to the expiration of the Offer, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is under no obligation to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 52,239,456 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

           THIS OFFER IS BEING MADE TO ALL SHAREHOLDERS OF THE TRUST
                 AND IS NOT CONDITIONED UPON ANY MINIMUM NUMBER
                        OF COMMON SHARES BEING TENDERED.

          THIS OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 6.

                                                                  54 PRT006-3/03

                               SUMMARY TERM SHEET

THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION IN THIS OFFER TO PURCHASE. YOU SHOULD CAREFULLY READ THE ENTIRE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE OFFER, AND TO FULLY UNDERSTAND THESE TERMS AND CONDITIONS.

 The Trust                The Trust is a non-diversified, closed-end management
                          investment company organized as a Massachusetts business
                          trust. The Trust seeks to provide a high level of current
                          income, consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing
                          primarily in adjustable rate senior loans. As of February
                          28, 2003, the Trust had net assets of approximately $2.0
                          billion and had issued and outstanding approximately
                          261,197,281 Common Shares. As of February 28, 2003, the
                          Trust's NAV was $7.71. For additional information about the
                          Trust, see Sections 9, 10, 13 and 14.
 The Offer                The Trust is offering to purchase for cash at the Purchase
                          Price up to 52,239,456 of its outstanding Common Shares
                          which are properly tendered and accepted for payment prior to the Expiration Date of the Offer. The tendering,
                          acceptance and withdrawal of tenders are subject to the
                          terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal. See Sections 1, 2, 5 and
                          6. An early withdrawal charge will be imposed on most Common
                          Shares accepted for payment that have been held for less
                          than five years. See Section 3.
 Purpose of the Offer     The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. The Trust currently does
                          not believe that an active secondary market for its Common
                          Shares exists or is likely to develop, and therefore the
                          Trustees consider each quarter making a tender offer to
                          purchase Common Shares at their NAV to attempt to provide
                          liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their
                          Common Shares or that the Trust will make any such tender
                          offer in the future. The Trustees may terminate the Offer, amend its terms, reject Common Shares tendered for payment or postpone payment, if during the tender period, certain
                          events occur which the Trustees consider make it inadvisable to proceed with the Offer. See Sections 6, 7, 11 and 16.
 The Purchase Price       The purchase price is equal to the NAV determined as of 5:00
                          P.M. Eastern Time on the Expiration Date. See Section 1. The
                          cost of purchasing the full 52,239,456 Common Shares
                          pursuant to the Offer would be approximately $402,800,000
                          (assuming a NAV of $7.71 on the Expiration Date). The Trust anticipates that cash necessary to purchase any Common
                          Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new common shares of the Trust and specified payments of principal or interest from the senior loans in the Trust's portfolio, and then from the proceeds from the sale of cash equivalents
                          held by the Trust. The Trust also may borrow amounts, if
                          necessary, pursuant to a credit agreement which has been
                          established to provide the Trust with additional liquidity for its tender offers. See Section 12.
 The Expiration Date      The Offer is scheduled to terminate as of 12:00 Midnight
                          Eastern Time on April 11, 2003, unless extended by action of the Trust's Board of Trustees. The later of April 11, 2003 or the latest time and date to which the Offer is extended is the "Expiration Date". If the Expiration Date is
                          extended, the Trust will make a public announcement of the new Expiration Date. See Sections 1 and 16.
 Tendering Common Shares  Shareholders seeking to tender their Common Shares pursuant to the Offer must send to the Trust's depositary on or
                          before the Expiration Date a properly completed and executed
                          Letter of Transmittal (or manually signed facsimile
                          thereof), Common Share certificates (if applicable) and any other documents required by the Letter of Transmittal. See
                          Section 3.
 Withdrawing Tenders      Shareholders seeking to withdraw their tender of Common
                          Shares must send to the Trust's depositary a written,
                          telegraphic, telex or facsimile transmission notice of
                          withdrawal that specifies the name of the person withdrawing a tender of Common Shares, the number of Common Shares to be withdrawn, and, if certificates representing such Common
                          Shares have been delivered or otherwise identified to the
                          depositary, the name of the registered holder(s) of such
                          Common Shares. Shareholders may withdraw Common Shares
                          tendered at any time up to 12:00 Midnight Eastern Time on
                          the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after
                          May 8, 2003. See Section 4.

                                   IMPORTANT

     If you desire to tender all or any portion of your Common Shares, you should either (1) complete and sign the Letter of Transmittal and mail or deliver it along with any Common Share certificate(s) and any other required documents to Van Kampen Investor Services Inc. (the "Depositary") or (2) request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such broker, dealer, commercial bank, trust company or other nominee if you desire to tender your Common Shares.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE TRUST AS TO WHETHER SHAREHOLDERS SHOULD TENDER COMMON SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE RELATED LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

     Questions and requests for assistance may be directed to VK at the address and telephone number set forth below. Requests for additional copies of this Offer to Purchase and the related Letter of Transmittal should be directed to VK.

March 14, 2003                                VAN KAMPEN PRIME RATE INCOME TRUST

Van Kampen Funds Inc.                                    Depositary: Van Kampen Investor Services Inc.
1 Parkview Plaza                                         By Regular Mail,
P.O. Box 5555                                            Van Kampen Investor Services Inc.
Oakbrook Terrace, IL 60181-5555                          P.O. Box 947
(800) 341-2911                                           Jersey City, NJ 07303-0947
                                                         Attn: Van Kampen
                                                               Prime Rate Income Trust
                                                         By Certified, Registered,
                                                         Overnight Mail or Courier,
                                                         Van Kampen Investor Services Inc.
                                                         Harborside Financial Center
                                                         Plaza Two, 2nd Floor
                                                         Jersey City, NJ 07311-3977
                                                         Attn: Van Kampen
                                                               Prime Rate Income Trust

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
   1.     Price; Number of Common Shares..............................    5
   2.     Procedure for Tendering Common Shares.......................    5
   3.     Early Withdrawal Charge.....................................    7
   4.     Withdrawal Rights...........................................    8
   5.     Payment for Shares Tendered.................................    9
   6.     Certain Conditions of the Offer.............................    9
   7.     Purpose of the Offer........................................   10
   8.     Plans or Proposals of the Trust.............................   10
   9.     Price Range of Common Shares; Dividends.....................   11
  10.     Interest of Trustees and Executive Officers; Transactions
          and Arrangements Concerning the Common Shares...............   11
  11.     Certain Effects of the Offer................................   12
  12.     Source and Amount of Funds..................................   12
  13.     Certain Information about the Trust.........................   14
  14.     Additional Information......................................   15
  15.     Certain Federal Income Tax Consequences.....................   15
  16.     Extension of Tender Period; Termination; Amendments.........   16
  17.     Miscellaneous...............................................   16
EXHIBIT A: Financial Statements
          Audited Financial Statements for the Fiscal Year Ended July
          31, 2002....................................................  A-1

     1. PRICE; NUMBER OF COMMON SHARES. The Trust will, upon the terms and subject to the conditions of the Offer, accept for payment (and thereby purchase) 52,239,456 or such lesser number of its issued and outstanding Common Shares which are properly tendered (and not withdrawn in accordance with Section
4) prior to 12:00 Midnight Eastern Time on April 11, 2003 (such time and date being hereinafter called the "Initial Expiration Date"). The Trust reserves the right to extend the Offer. See Section 16. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Purchase Price of the Common Shares will be their NAV determined as of 5:00 P.M. Eastern Time on the Expiration Date. The NAV on February 28, 2003 was $7.71. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. See Section 9. The Trust will not pay interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See Section 3.

     The Offer is being made to all shareholders of the Trust and is not conditioned upon any minimum number of Common Shares being tendered. If the number of Common Shares properly tendered prior to the Expiration Date and not withdrawn is less than or equal to 52,239,456 Common Shares (or such greater number of Common Shares as the Trust may elect to purchase pursuant to the Offer), the Trust will, upon the terms and subject to the conditions of the Offer, purchase at NAV all Common Shares so tendered. If more than 52,239,456 Common Shares are duly tendered prior to the expiration of the Offer and not withdrawn, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is not obligated to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 52,239,456 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

     On February 28, 2003, there were approximately 261,197,281 Common Shares issued and outstanding and there were approximately 80,831 holders of record of Common Shares. Except as may otherwise be set forth in Section 10 below, the Trust is not aware of any Common Shares to be purchased from any officers, trustees or affiliates of the Trust pursuant to the Offer.

     The Trust reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. See Section 16. There can be no assurance, however, that the Trust will exercise its right to extend the Offer. If the Trust decides, in its sole discretion, to increase (except for any increase not in excess of 2% of the outstanding Common Shares) or decrease the number of Common Shares being sought and, at the time that notice of such increase or decrease is first published, sent or given to holders of Common Shares in the manner specified below, the Offer is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, the Offer will be extended at least until the end of such ten business day period.

     2. PROCEDURE FOR TENDERING COMMON SHARES.

     Proper Tender of Common Shares. Except as otherwise set forth under the heading "Procedures for Selling Group Members" below, for Common Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, any certificates for such Common Shares, and any other documents required by the Letter of Transmittal, must be received on or before the Expiration Date by the Depositary at its address set forth on page 3 of this Offer to Purchase.

     It is a violation of Section 14(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, for a person to tender Common Shares in a partial tender offer for such person's own account unless at the time of tender and until such time as the securities are accepted for payment the person so tendering has a net long position equal to or greater than the amount tendered in (i) the Common Shares and will deliver or cause to be delivered such shares for purposes of tender to the Trust prior to or on the Expiration Date, or (ii) an equivalent security and, upon the acceptance of his or her tender will acquire the Common Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Common Shares so acquired for the purpose of tender to the Trust prior to or on the Expiration Date.

     Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Common Shares by the Trust for payment will constitute a binding agreement between the tendering shareholder and the Trust upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that (i) such shareholder has a net long position in the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Common Shares complies with Rule 14e-4.

     Signature Guarantees and Method of Delivery. Signatures on the Letter of Transmittal are not required to be guaranteed unless (1) the proceeds for the tendered Common Shares will amount to more than $100,000, (2) the Letter of Transmittal is signed by someone other than the registered holder of the Common Shares tendered therewith, or (3) payment for tendered Common Shares is to be sent to a payee other than the registered owner of such Common Shares and/or to an address other than the registered address of the registered owner of the Common Shares. In those instances, all signatures on the Letter of Transmittal must be guaranteed by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank (an "Eligible Institution"). If Common Shares are registered in the name of a person or persons other than the signer of the Letter of Transmittal or (a) if payment is to be made to, (b) unpurchased Common Shares (see Sections 1 and 6) are to be registered in the name of or (c) any certificates for unpurchased Common Shares are to be returned to any person other than the registered owner, then the Letter of Transmittal and, if applicable, the tendered Common Share certificates must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name or names appear on the registration of the Common Shares with the signatures on the certificates or authorizations guaranteed by an Eligible Institution. If signature is by attorney-in-fact, executor, administrator, Trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, other legal documents will be required. See Instructions 1 and 4 of the Letter of Transmittal.

     Payment for Common Shares tendered and accepted for payment pursuant to the Offer will be made only after receipt by the Depositary on or before the Expiration Date of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by the Letter of Transmittal. If your Common Shares are evidenced by certificates, those certificates must be received by the Depositary on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE PARTY TENDERING COMMON SHARES. IF DOCUMENTS ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED.

     Procedures for Selling Group Members. If you are a selling group member, in order for you to tender any Common Shares pursuant to the Offer, you may place a confirmed wire order with VK. All confirmed wire orders used to tender Common Shares pursuant to this Offer must be placed on the Expiration Date only (wire orders placed on any other date will not be accepted by the Trust). Common Shares tendered by a wire order are deemed to be tendered when VK receives the order but subject to the condition subsequent that the settlement instructions, including (with respect to tendered Common Shares for which the selling group member is not the registered owner) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any other documents required by the Letter of Transmittal and any Common Share certificates, are received by the Depository within three New York Stock Exchange trading days after receipt by VK of such order.

     Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Common Share(s) or any particular shareholder, and the Trust's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as the Trust shall determine. Tendered Common Shares will not be accepted for payment unless the defects or irregularities have been cured within such time or waived. Neither the Trust, VK, the Depositary nor any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

     Federal Income Tax Withholding. The Depositary will withhold 30% of the gross payments payable to a Non-U.S. Shareholder unless the Non-U.S. Shareholder has provided to the Depositary a form on which it claims eligibility for a reduced rate of withholding or establishes an exemption from withholding. For this purpose, a Non-U.S. Shareholder, in general, is a shareholder that is not
(i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Depositary with a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Trust through a non-United States partnership must provide an IRS Form W-8BEN to the Depositary to claim the benefits of an applicable tax treaty. The Depositary will determine a shareholder's status as a Non-U.S. Shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the Form W-8BEN or other appropriate Form W-8 provided by the Non-U.S. Shareholder unless facts and circumstances indicate that reliance is not warranted. A Non-U.S. Shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 or is otherwise able to establish that no tax or a reduced amount of tax was due.

     To prevent backup federal income tax withholding of a percentage of the gross payments made pursuant to the Offer, each shareholder (other than a Non-U.S. Shareholder) who has not previously submitted a Form W-9 to the Trust or does not otherwise establish an exemption from such withholding must notify the Depositary of such shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Form W-9 enclosed with the Letter of Transmittal. Non-U.S. Shareholders who are resident aliens and who have not previously submitted a Form W-9, or other Non-U.S. Shareholders who have not previously submitted a Form W-8BEN or other appropriate Form W-8, to the Trust must do so in order to avoid backup withholding. Exemption from backup withholding does not exempt a Non-U.S. Shareholder from the 30% withholding described above.

     For a discussion of certain other federal income tax consequences to tendering shareholders, see Section 15.

     3. EARLY WITHDRAWAL CHARGE. The Depositary will impose an early withdrawal charge (the "Early Withdrawal Charge") on most Common Shares accepted for payment which have been held less than five years. The Early Withdrawal Charge will be imposed on a number of Common Shares accepted for payment from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tendered Common Shares are accepted for payment of (a) all Common Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely, those purchased within the five years preceding acceptance for payment) over the purchase price of such Common Shares. The Early Withdrawal Charge will be paid to VK on behalf of the holder of the Common Shares. In determining whether an Early Withdrawal Charge is payable, Common Shares accepted for payment pursuant to the Offer shall be deemed to be those Common

Shares purchased earliest by the Shareholder. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule.

                                                              EARLY
YEAR OF REPURCHASE                                          WITHDRAWAL
AFTER PURCHASE                                                CHARGE
------------------                                          ----------
First.....................................................     3.0%
Second....................................................     2.5%
Third.....................................................     2.0%
Fourth....................................................     1.5%
Fifth.....................................................     1.0%
Sixth and following.......................................     0.0%

     Exchanges. Tendering shareholders may elect to have the Depositary invest the cash proceeds from the tender of Common Shares of the Trust in contingent deferred sales charge shares ("Class B Shares") of certain open-end investment companies advised by either Van Kampen Investment Advisory Corp. or Van Kampen Asset Management Inc. and distributed by VK (such funds are collectively referred to herein as the "VK Funds"), subject to certain limitations, at the net asset value of the Class B Shares of the respective VK Fund (or VK Funds) selected by the tendering shareholder on the date the Trust accepts for payment the Common Shares tendered. See Section 5 regarding acceptance and payment of proceeds for shares tendered. The Early Withdrawal Charge will be waived for Common Shares tendered pursuant to this election, however, such Class B Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule of the Trust. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the purchase of the Common Shares of the Trust for calculating the applicable contingent deferred sales charge.

     The prospectus for each VK Fund describes its investment objectives and policies. Shareholders should obtain a VK Fund's prospectus and should consider the VK Fund's objectives and policies carefully before making the election described above. Shareholders can obtain a prospectus for a VK Fund without charge by calling (800) 341-2911. Tendering shareholders may purchase Class B Shares of a VK Fund only if shares of such VK Fund are available for sale. An exchange is still deemed to be a tender of Common Shares causing a taxable event and may result in a taxable gain or loss for tendering shareholders. Please consult your tax adviser regarding the tax consequences of any exchange.

     A shareholder may make the election described above by completing the appropriate section on the Letter of Transmittal or by giving proper instructions to the shareholder's broker or dealer. Although this election to purchase Class B Shares of a VK Fund has been made available as a convenience to the Trust's shareholders, neither the Trust nor its Board of Trustees makes any recommendation as to whether shareholders should invest in shares of another VK Fund. VK Funds may offer certain shareholder services to investors that are not available to investors of the Trust. These shareholder services (including certain purchase, redemption or exchange privileges) are described in the VK Fund's prospectus. In order to use certain shareholder services on your VK Fund Class B Share account, a signature guarantee form will be required for such account. Shareholders may access materials to establish these shareholder services, including the signature guarantee form, by calling the Investor Services Department at (800) 341-2911 or accessing applicable forms at http://www.vankampen.com and selecting the Literature section and then Download Forms.

     4. WITHDRAWAL RIGHTS. Except as otherwise provided in this Section 4, tenders of Common Shares made pursuant to the Offer will be irrevocable. You may withdraw Common Shares tendered at any time prior to 12:00 Midnight Eastern Time on the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after May 8, 2003.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at the address set forth on page 3 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Common Shares to be withdrawn, the number of Common Shares to be withdrawn, and, if certificates representing such Common Shares have been delivered or otherwise identified to the Depositary, the name of the registered holder(s) of such Common

Shares as set forth in such certificates if different from the name of the person tendering the Common Shares. If certificates have been delivered to the Depositary, then, prior to the release of such certificates, you must also submit the certificate numbers shown on the particular certificates evidencing such Common Shares and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution.

     All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Trust in its sole discretion, whose determination shall be final and binding. None of the Trust, VK, the Depositary or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice. Common Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Common Shares may be retendered by following the procedures described in Section 2 prior to the Expiration Date.

     5. PAYMENT FOR SHARES TENDERED. For purposes of the Offer, the Trust will be deemed to have accepted for payment (and thereby purchased) Common Shares which are tendered and not withdrawn when, as and if it gives oral or written notice to the Depositary of its acceptance of such Common Shares for payment pursuant to the Offer.

     Payment for Common Shares purchased pursuant to the Offer will be made by depositing the aggregate purchase price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Trust and either transmitting payment directly to the tendering shareholders or, in the case of tendering shareholders electing to invest such proceeds in another VK Fund, transmitting payment directly to the transfer agent for purchase of Class B Shares of the designated VK Fund for the account of such shareholders. In all cases, payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary, as required pursuant to the Offer, of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any certificates representing such Common Shares, if issued, and any other required documents. Certificates for Common Shares not purchased (see Sections 1 and 6), or for Common Shares not tendered included in certificates forwarded to the Depositary, will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     The Trust will pay all transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered or the Common Shares tendered are held in the name of any person other than the person signing the Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. The Trust will not pay any interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See
Section 3. In addition, if certain events occur, the Trust may not be obligated to purchase Common Shares pursuant to the Offer. See Section 6.

     ANY TENDERING SHAREHOLDER OR OTHER PAYEE WHO HAS NOT PREVIOUSLY SUBMITTED A COMPLETED AND SIGNED FORM W-9 AND WHO FAILS TO COMPLETE FULLY AND SIGN THE FORM W-9 ENCLOSED WITH THE LETTER OF TRANSMITTAL MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX WITHHOLDING OF A PERCENTAGE OF THE GROSS PROCEEDS PAID TO SUCH SHAREHOLDER OR OTHER PAYEE PURSUANT TO THE OFFER. SEE SECTION 2.

     6. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Trust shall not be required to accept for payment, purchase or pay for any Common Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of, the purchase of and payment for Common Shares tendered, if at any time at or before the time of purchase of any such Common Shares, any of the following events shall have occurred (or shall have been determined by the Trust to have occurred) which, in the Trust's sole judgment in any such case and regardless of the circumstances (including any action or omission to act by the Trust), makes it inadvisable to proceed with the Offer or with such purchase or payment: (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust; (2) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under the federal income tax law (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, a significant change in armed hostilities or other international or national calamity directly or indirectly involving the United States since the commencement of the Offer or
(f) other event or condition which would have a material adverse effect on the Trust or the holders of its Common Shares if the tendered Common Shares are purchased.

     The foregoing conditions are for the Trust's sole benefit and may be asserted by the Trust regardless of the circumstances giving rise to any such condition (including any action or inaction by the Trust), and any such condition may be waived by the Trust in whole or in part, at any time and from time to time in its sole discretion. The Trust's failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts or circumstances; and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Trust concerning the events described in this Section 6 shall be final and shall be binding on all parties.

     If the Trust determines to terminate or amend the Offer or to postpone the acceptance for payment of or payment for Common Shares tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided in Section 16. Moreover, in the event any of the foregoing conditions are modified or waived in whole or in part at any time, the Trust will promptly make a public announcement of such waiver and may, depending on the materiality of the modification or waiver, extend the Offer period as provided in Section 16.

     7. PURPOSE OF THE OFFER. The Trust currently does not believe that an active secondary market for its Common Shares exists or is likely to develop. In recognition of the possibility that a secondary market may not develop for the Common Shares of the Trust, or, if such a market were to develop, the Common Shares might trade at a discount, the Trustees have determined that it would be in the best interest of its shareholders for the Trust to take action to attempt to provide liquidity to shareholders. To that end, the Trustees presently intend each quarter to consider making a tender offer to purchase Common Shares at their NAV. The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their Common Shares or that the Trust will make any such tender offer in the future.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES AND HAS NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     8. PLANS OR PROPOSALS OF THE TRUST. Except as set forth in this Section 8, the Trust has no present plans or proposals which relate to or would result in any extraordinary transaction such as a merger, reorganization or liquidation involving the Trust; any purchase, sale or transfer of a material amount of assets of the Trust other than in its ordinary course of business; any material changes in the Trust's present capitalization (except as resulting from the Offer or otherwise set forth herein); or any other material changes in the Trust's structure or business. The Trust may pursue its investment objective through a multi-class fund structure subject to conditions of exemptive relief provided by the SEC. In adopting a multi-class fund structure, the existing shareholders of the Trust would continue to hold shares of the Trust and such shares would be designated as a class of the multi-class fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this multi-class fund structure potentially would result in increased assets invested among the multi-class fund of which the existing shareholders would be a class, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Board of Trustees of the Trust has approved a reorganization by which the Van Kampen Senior Floating Rate Fund will be reorganized into the Trust. The Van Kampen Senior Floating Rate Fund and the Trust operate substantially similar portfolios following the same investment objective and investment policies but the funds have different share offering structures. If Van Kampen Senior Floating Rate Fund shareholders approve the reorganization, the Trust will redesignate its existing shares as Class B Shares and create a new class of shares designated as Class C Shares. The Trust will then transfer the newly created Class C Shares to the Van Kampen Senior Floating Rate Fund in exchange for all the assets and liabilities of the Van Kampen Senior Floating Rate Fund. Van Kampen Senior Floating Rate Fund will then distribute to its shareholders the Class C Shares received in the reorganization and then will dissolve itself. The Board of Trustees believes this reorganization is in the best interest of shareholders of the Trust.

     The Trust's fundamental investment policies and restrictions also give the Trust the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Trust converts to a master-feeder structure, the existing shareholders of the Trust would continue to hold their shares of the Trust and the Trust would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Trust would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Trust's Board of Trustees presently does not intend to affect any conversion to a master-feeder structure.

     9. PRICE RANGE OF COMMON SHARES; DIVIDENDS. The Trust's NAV from February 28, 2001 through February 28, 2003 ranged from a high of $8.79 to a low of $7.65. On February 28, 2003, the NAV was $7.71. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. NAV quotes also may be obtained through the ICI Pricing Service which is released each Friday evening and published by the Dow Jones Capital Markets Wire Service on each Friday; published in the New York Times on each Saturday; published in the Chicago Tribune on each Sunday; and published weekly in Barron's magazine. The Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. The Trust is not aware of any secondary market trading for the Common Shares. Dividends on the Common Shares are declared daily and paid monthly. Shareholders tendering Common Shares remain entitled to receive dividends declared on such Common Shares up to the settlement date of the Offer.

     10. INTEREST OF TRUSTEES AND EXECUTIVE OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE COMMON SHARES. Except as set forth in this Section 10, as of February 28, 2003, the trustees and executive officers of the Trust as a group beneficially owned no Common Shares. As of February 28, 2003, Wayne W. Whalen, a trustee of the Trust, owned 2,191.272 Common Shares. The Trust is not aware of any Common Shares to be purchased from any officer, trustee or affiliate of the Trust pursuant to the Offer.

     Except as set forth in this Section 10, based upon the Trust's records and upon information provided to the Trust by its trustees, executive officers and affiliates (as such term is used in the Securities Exchange Act of 1934), neither the Trust nor, to the best of the Trust's knowledge, any of the trustees or executive officers of the Trust, nor any affiliates of any of the foregoing, has effected any transactions in the Common Shares during the sixty day period prior to the date hereof. Wayne W. Whalen acquired 13.215 Common Shares between January 13, 2003 and February 28, 2003 through the reinvestment of dividends as described in the Trust's prospectus.

     Except as set forth in this Offer to Purchase, neither the Trust nor, to the best of the Trust's knowledge, any of its affiliates, trustees or executive officers, is a party to any agreement, arrangement or understanding, whether or not legally enforceable, between the Trust, any of the Trust's executive officers or trustees, any person controlling the Trust or any officer or director of any corporation ultimately in control of the Trust and any other person with respect to any securities of the Trust.

     11. CERTAIN EFFECTS OF THE OFFER. The purchase of Common Shares pursuant to the Offer will have the effect of increasing the proportionate interest in the Trust of shareholders who do not tender their Common Shares. If you retain your Common Shares you will be subject to any increased risks that may result from the reduction in the Trust's aggregate assets resulting from payment for the tendered Common Shares (e.g., greater volatility due to decreased diversification and higher expenses). However, the Trust believes that since the Trust is engaged in a continuous offering of the Common Shares, those risks would be reduced to the extent new Common Shares of the Trust are sold. All Common Shares purchased by the Trust pursuant to the Offer will be held in treasury pending disposition.

     12. SOURCE AND AMOUNT OF FUNDS. The total cost to the Trust of purchasing the full 52,239,456 Common Shares pursuant to the Offer would be approximately $402,800,000 (assuming a NAV of $7.71 on the Expiration Date). The Trust anticipates that the Purchase Price for any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common Shares of the Trust and specified pay-downs from the participation interests in senior corporate loans which it has acquired, and then from the proceeds from the sale of cash equivalents held by the Trust. The Trust may from time to time enter into one or more credit agreements to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Trust has been a party to such credit arrangements in the past and currently is a party to a credit agreement (described in more detail below). If, in the judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust to pay for tendered Common Shares, the Trust may terminate the Offer. See Section 6.

     The Trust has entered into a Fifth Amendment and Restatement of Credit Agreement, dated as of November 8, 2002 (the "Credit Agreement"), among the Trust and Van Kampen Senior Floating Rate Fund (the "Co-Borrower") as borrowers (collectively the "Borrowers"), the banks party thereto (the "Financial Institutions"), and Bank of America, N.A., ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $400,000,000 (the "Credit Facility Commitment") to the Trust and the Co-Borrower, which is not secured by the assets of the Trust or Co-Borrower or other collateral. As of the date hereof, neither the Trust nor the Co-Borrower has any outstanding borrowing under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

     a. Each of the Trust and the Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the amount of the Credit Facility Commitment, provided that the aggregate amount of Loans to the Trust or the Co-Borrower on an individual basis cannot exceed twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens).

     b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Trust or Co-Borrower, as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.50%, or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus 0.50% per annum. Each of the Trust and Co-Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each Loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate Loan, from one
        (1) day to sixty (60) days from the date of the Loan, as selected by the Trust or Co-Borrower, as applicable, in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods as defined in the Credit Agreement in effect.

     c. The Trust paid arrangement fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Trust is obligated to pay its pro rata share (based on the relative net assets of the Trust and Co-Borrower) of a commitment fee computed at the rate of 0.11% per annum on the average daily unused amount of the facility.

     d. The principal amount of any Loan made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Trust and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Trust or Co-Borrower, as applicable, gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

     e. The Credit Agreement provides for BofA to elect to make swingline loans to each Borrower in amounts which in the aggregate do not exceed $25,000,000, provided that the aggregate amount of such swingline loans to the Trust or the Co-Borrower on an individual basis cannot exceed the lesser of (a) BofA's commitment under the Credit Agreement, (b) the combined commitment of all Financial Institutions under the Credit Agreement or (c) twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be. Such swingline loans are due no later than the seventh business day following the day the swingline loan was made, bear interest at a rate per annum equal to the federal funds rate from time to time plus 0.50% due upon the repayment of such loan and, if unpaid when due or the Borrower otherwise elects, may convert to a traditional federal funds rate Loan under the Credit Agreement funded by BofA and all of the other Financial Institutions in accordance with the Credit Agreement's commitment schedule.

     f. The drawdown of the initial Loan or swingline loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Trust and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes").

        The drawdown of each Loan or swingline loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation, (i) the providing of notice with respect to the Loan; (ii) the asset coverage ratio for the applicable borrower being at least 4 to 1; (iii) there being no default or event of default in existence with respect to the applicable borrower; (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true; and (v) there being no Loans outstanding with respect to the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing.

     g. The Credit Agreement contains various affirmative and negative covenants of the Trust and Co-Borrower, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 25% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

     h. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Trust's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Trust or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Trust or Co-Borrower, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Trust's or Co-Borrower's, as applicable, investment adviser.

     i. The credit facility provided pursuant to the Credit Agreement will terminate on November 7, 2003 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

     Pursuant to guidelines applicable to the Trust and the Co-Borrower, any Loans to the Trust and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Trust and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including without limitation, relative net assets of the Trust and Co-Borrower, amounts requested by the Trust and Co-Borrower, and availability of other sources of cash to meet each parties needs.

     The Trust intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Common Shares.

     The foregoing descriptions of the Credit Agreement do not purport to be complete or final, and are qualified in their entirety by reference to the Credit Agreement previously filed as Exhibit (k)(3) to the Trust's Form N-2 via EDGAR on November 27, 2002. See Section 14.

     13. CERTAIN INFORMATION ABOUT THE TRUST. The Trust was organized as a Massachusetts business trust on July 14, 1989 and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust plans to invest at least 80% of its total assets in adjustable rate senior loans ("Senior Loans"). Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities ("Borrowers"). These Borrowers operate in a variety of industries and geographic regions. The interest rates on Senior Loans adjust periodically, and the Trust's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Trust believes that investing in adjustable rate Senior Loans should limit fluctuations in its net asset value caused by changes in interest rates. The interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. As short term interest rates rise, interest payable to the Fund should increase. As short term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

     The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it is able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or participations in Senior Loans purchased from a single lender. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     The Trust is advised by Van Kampen Investment Advisory Corp. (the "Adviser") pursuant to an Investment Advisory Agreement under which the Trust accrues daily and pays monthly to the Adviser an investment management fee based on the per annum rate of: 0.95% of the first $4.0 billion of average daily net assets of the Trust, 0.90% on the next $3.5 billion, 0.875% on the next $2.5 billion and 0.85% on average daily net assets over $10 billion. The Trust is a party to an Administration Agreement and an Offering Agreement with VK. Under the Administration Agreement, the Trust pays VK a monthly fee based on the per annum rate of 0.25% of the Trust's average daily net assets. Under the Offering Agreement, the Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. VK compensates broker-dealers participating in the continuous offering of the Trust's Common Shares at a rate of 3.0% of the dollar value of Common Shares purchased from the Trust by such broker-dealers. VK also compensates broker-dealers who have entered into sales agreements with VK at an annual rate, paid quarterly, equal to an amount up to 0.35% of the value of Common Shares sold by each respective broker-dealer and remaining outstanding after one year from the date of their original purchase. VK also may provide, from time to time, additional cash incentives to broker-dealers which employ representatives who sell a minimum dollar amount of the Common Shares. All such compensation is or will be paid by VK out of its own assets, and not out of the assets of the Trust. The compensation paid to such broker-dealers and to VK, including the compensation paid at the time of purchase, the quarterly payments, any additional incentives paid from time to time and the Early Withdrawal Charge, if any, will not in the aggregate exceed applicable limitations.

     The principal executive offices of the Trust are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555.

     In 2002, Mitchell M. Merin was appointed as President and Chief Executive Officer of the Trust replacing Richard F. Powers, III, a Trustee of the Trust and former President and Chief Executive Officer of the Trust, in connection with Mr. Powers' retirement from the Adviser and VK.

     Reference is hereby made to Section 9 of this Offer to Purchase and the financial statements attached hereto as Exhibit A which are incorporated herein by reference.

     14. ADDITIONAL INFORMATION. The Trust has filed an Issuer Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the "Commission") which includes certain additional information relating to the Offer. Such material may be inspected and copied at prescribed rates at the Commission's public reference facilities at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; Jacob K. Javits Federal Building, 26 Federal Plaza, New York, New York 10278; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Issuer Tender Offer Statement on Schedule TO is available along with other related materials at the Commission's internet website (http://www.sec.gov).

     15. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of a sale of Common Shares pursuant to the Offer. Shareholders should consult their own tax advisers regarding the tax consequences of a sale of Common Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The sale of Common Shares pursuant to the Offer will be a taxable transaction for federal income tax purposes, either as a "sale or exchange" or, under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of Common Shares pursuant to the Offer generally will be treated as a sale or exchange if the receipt of cash by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK
Fund: (a) results in a "complete redemption" of the shareholder's interest in the Trust, (b) is "substantially disproportionate" with respect to the shareholder or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in
Section 318 of the Code, generally must be taken into account. If any of these three tests for sale or exchange treatment is met, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder or, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK Fund, by the Depositary on behalf of the shareholder pursuant to the Offer and the tax basis of the Common Shares sold. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder or by the Depositary on behalf of a shareholder, as the case may be, who sells Common Shares pursuant to the Offer will be taxable to the shareholder as a "dividend" to the extent of such shareholder's allocable share of the Trust's current or accumulated earnings and profits. The excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the Common Shares sold pursuant to the Offer). Any amounts in excess of the shareholder's tax basis would constitute taxable gain. Thus, a shareholder's tax basis in the Common Shares sold will not reduce the amount of the dividend. Any remaining tax basis in the Common Shares tendered to the Trust will be transferred to any remaining Common Shares held by such shareholder. In addition, if a tender of Common Shares is treated as a dividend to a tendering shareholder, a constructive dividend under Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased by such tender. The Trust believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for sale or exchange treatment (as opposed to dividend treatment).

     16. EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS. The Trust reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by making a public announcement thereof. In the event that the Trust so elects to extend the tender period, the Purchase Price for the Common Shares tendered will be determined as of 5:00 P.M. Eastern Time on the Expiration Date, as extended, and the Offer will terminate as of 12:00 Midnight Eastern Time on the Expiration Date, as extended. During any such extension, all Common Shares previously tendered and not purchased or withdrawn will remain subject to the Offer. The Trust also reserves the right, at any time and from time to time up to and including the Expiration Date, to (a) terminate the Offer and not to purchase or pay for any Common Shares or, subject to applicable law, postpone payment for Common Shares upon the occurrence of any of the conditions specified in Section 6, and (b) amend the Offer in any respect by making a public announcement thereof. Such public announcement will be issued no later than 9:00 A.M. Eastern Time on the next business day after the previously scheduled Expiration Date and will disclose the approximate number of Common Shares tendered as of that date. Without limiting the manner in which the Trust may choose to make a public announcement of extension, termination or amendment, except as provided by applicable law, the Trust shall have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a release to the Dow Jones News Service.

     If the Trust materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Trust will extend the Offer to the extent required by Rule 13e-4 promulgated under the Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If (i) the Trust increases or decreases the price to be paid for Common Shares, or the Trust increases the number of Common Shares being sought by an amount exceeding 2% of the outstanding Common Shares, or the Trust decreases the number of Common Shares being sought and (ii) the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given, the Offer will be extended at least until the expiration of such period of ten business days.

     17. MISCELLANEOUS. The Offer is not being made to, nor will the Trust accept tenders from, owners of Common Shares in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Trust is not aware of any jurisdiction in which the making of the Offer or the tender of Common Shares would not be in compliance with the laws of such jurisdiction. However, the Trust reserves the right to exclude holders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Trust makes a good-faith effort to comply with any state law deemed applicable to the Offer, the Trust believes that the exclusion of holders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act. In any jurisdiction the securities or Blue Sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Trust's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

March 14, 2003                                VAN KAMPEN PRIME RATE INCOME TRUST

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Prime Rate Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2002, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the Trust's custodian, brokers, and selling or agent banks; where replies were not received, we performed alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 2002, the results of its operations, cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 6, 2002

                BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

July 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  90.3%
            AEROSPACE/DEFENSE  1.9%
 $ 7,590    Aerostructures Corp.,
            Term Loan............... NR        BB-    12/31/03 to 09/06/04  $    7,544,605
   3,584    Alliant Techsystems,
            Inc., Term Loan......... Ba2       BB-    04/20/09                   3,621,127
   5,221    DeCrane Aircraft
            Holdings, Inc., Term
            Loan.................... B2        B+     09/30/05                   5,142,886
   4,169    DRS Technologies, Inc.,
            Term Loan............... Ba3       BB-    09/30/08                   4,199,764
   9,923    EG&G Technical Services,
            Inc., Term Loan......... B1        NR     08/20/07                   9,922,515
   6,251    Fairchild Corp., Term
            Loan.................... B1        B+     04/30/06                   6,157,344
     648    Integrated Defense
            Technologies, Inc., Term
            Loan.................... NR        NR     03/04/08                     650,806
   4,608    United Defense
            Industries, Inc., Term
            Loan.................... Ba3       BB-    08/13/09                   4,623,749
   5,772    Vought Aircraft
            Industries, Inc., Term
            Loan.................... NR        NR     12/31/06 to 06/30/08       5,794,534
                                                                            --------------
                                                                                47,657,330
                                                                            --------------
            AUTOMOTIVE  4.1%
   2,945    American Axle &
            Manufacturing Holdings,
            Inc., Term Loan......... Ba2       BB     04/30/06                   2,948,021
   7,233    Breed Technologies,
            Inc., Term
            Loan (a) (i)............ NR        NR     12/20/04                   6,835,609
   4,764    Citation Corp., Term
            Loan.................... NR        B+     12/01/07                   4,240,177
   5,800    Dura Operating Corp.,
            Term Loan............... Ba3       BB     12/31/08                   5,842,595
  51,102    Federal-Mogul Corp.,
            Term Loan (c)........... NR        NR     10/05/03 to 02/24/05      39,633,781

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            AUTOMOTIVE (CONTINUED)
 $ 2,996    Federal-Mogul Corp.,
            Revolving Credit
            Agreement (c)........... NR        NR     02/24/04              $    2,981,430
   9,342    Metalforming
            Technologies, Inc., Term
            Loan.................... NR        NR     06/30/06                   5,698,843
  14,625    MetoKote Corp., Term
            Loan.................... B1        B+     11/04/05                  13,747,500
     379    Oshkosh Truck Corp.,
            Term Loan............... NR        BB+    01/31/07                     381,929
  13,443    Safelite Glass Corp.,
            Term Loan............... NR        NR     09/30/07                  13,140,377
   2,494    Stoneridge, Inc., Term
            Loan.................... Ba3       BB-    04/30/08                   2,506,219
   7,828    ThermaSys Corp., Term
            Loan.................... NR        NR     08/25/07                   6,763,738
                                                                            --------------
                                                                               104,720,219
                                                                            --------------
            BANKING  0.4%
  10,080    Golden State Bancorp.,
            Term Loan............... NR        NR     12/20/02                  10,029,600
                                                                            --------------

            BEVERAGE, FOOD & TOBACCO  4.6%
  29,771    Agrilink Foods, Inc.,
            Term Loan............... B1        B+     09/30/04 to 09/30/05      29,748,285
  21,623    Aurora Foods, Inc., Term
            Loan.................... B2        B-     06/30/05 to 09/30/06      20,171,226
   5,205    B & G Foods, Inc., Term
            Loan.................... B1        B+     03/31/06                   5,202,960
     947    Cott Beverages, Inc.,
            Term Loan............... NR        BB     12/31/06                     952,076
  14,169    Dean Foods Co., Term
            Loan.................... Ba2       BB+    07/15/07 to 07/15/08      14,234,655
  12,411    Doane Pet Care Co., Term
            Loan.................... B1        B+     12/31/05 to 12/31/06      12,171,872
   1,401    Hartz Mountain Corp.,
            Term Loan............... NR        NR     12/31/07                   1,404,422
   2,253    Imperial Sugar Corp.,
            Term Loan............... NR        NR     12/31/04 to 12/31/06       1,791,310
   1,333    Interstate Brands Corp.,
            Term Loan............... Ba1       BBB-   07/19/07                   1,340,667

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 3,003    Land O' Lakes, Inc.,
            Term Loan............... Ba2       BBB-   10/10/08              $    2,796,449
   6,398    Mafco Worldwide Corp.,
            Term Loan............... NR        NR     03/31/06                   6,333,712
     499    Meow Mix Co., Term
            Loan.................... Ba3       NR     01/31/08                     502,491
   3,646    Merisant Co., Term
            Loan.................... Ba3       BB-    03/31/07                   3,675,733
   1,995    National Dairy Holdings,
            LP, Term Loan........... Ba2       BB+    04/29/09                   2,005,390
     829    New World Pasta Co.,
            Term Loan............... B1        B      01/28/06                     827,961
     960    New World Pasta Co.,
            Revolving Credit
            Agreement............... B1        B      01/28/05                     948,000
   7,000    Pinnacle Foods, Inc.,
            Term Loan............... Ba3       BB-    05/22/08                   7,070,000
   3,000    Southern Wine & Spirits
            of America, Inc., Term
            Loan.................... NR        NR     07/02/08                   3,015,939
   3,980    Weight Watchers
            International, Inc.,
            Term Loan............... Ba1       BB-    12/31/07                   4,009,850
                                                                            --------------
                                                                               118,202,998
                                                                            --------------
            BROADCASTING--CABLE  5.4%
   9,751    CC VIII Operating, LLC,
            Term Loan............... Ba3       BB+    02/02/08                   8,532,125
  75,417    Charter Communications
            Operating, LLC, Term
            Loan (j)................ Ba3       BBB-   09/18/07 to 03/18/08      65,809,529
  38,032    Falcon Cable
            Communications, LP, Term
            Loan.................... Ba3       NR     12/31/07                  34,608,718
  12,432    Frontiervision Operating
            Partners, LP, Term
            Loan (c)................ B2        D      09/30/05 to 03/31/06      10,413,368
   2,917    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (c).... B2        D      10/31/05                   2,424,603

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            BROADCASTING--CABLE (CONTINUED)
 $ 4,750    Insight Midwest
            Holdings, LLC, Term
            Loan.................... Ba3       BB+    06/30/09 to 12/31/09  $    4,521,043
   5,250    MCC Iowa, LLC, Term
            Loan.................... NR        NR     09/30/10                   5,087,250
  10,080    Olympus Cable Holdings,
            LLC, Term Loan (c)...... B2        D      09/30/10                   8,251,196
                                                                            --------------
                                                                               139,647,832
                                                                            --------------
            BROADCASTING--DIVERSIFIED  1.0%
   3,355    Clear Channel
            Communications, Inc.,
            Revolving Credit
            Agreement............... Baa3      BBB-   06/30/05                   3,270,725
   4,583    Hughes Electronics
            Corp., Term Loan........ Ba3       BB     12/05/02                   4,581,184
  14,626    Muzak Audio
            Communications, Inc.,
            Term Loan............... B2        B+     12/31/06                  14,065,537
   3,422    White Knight
            Broadcasting, Inc., Term
            Loan.................... NR        NR     03/31/03                   2,806,437
                                                                            --------------
                                                                                24,723,883
                                                                            --------------
            BROADCASTING--TELEVISION  0.3%
   2,000    Gray Communications
            Systems, Inc., Term
            Loan.................... Ba3       B+     09/30/09                   2,006,250
   6,549    Quorum Broadcasting,
            Inc., Term Loan......... NR        NR     12/31/04                   5,861,334
                                                                            --------------
                                                                                 7,867,584
                                                                            --------------
            BUILDINGS & REAL ESTATE  1.3%
  12,484    Builders FirstSource,
            Inc., Term Loan......... NR        BB-    12/30/05                  11,859,416
   9,280    Corrections Corp. of
            America, Term Loan...... B1        B+     05/31/06 to 03/31/08       9,351,536
   5,950    Macerich Co., Term
            Loan.................... NR        NR     01/26/03 to 07/26/05       5,950,000
   5,750    Ventas, Inc., Term
            Loan.................... NR        NR     04/17/07                   5,775,156
   1,131    Ventas, Inc., Revolving
            Credit Agreement........ NR        NR     04/17/05                   1,087,582
                                                                            --------------
                                                                                34,023,690
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            CHEMICALS, PLASTICS &
            RUBBER  3.8%
 $ 9,111    Cedar Chemicals Corp.,
            Term Loan (b) (c)....... NR        NR     10/03/03              $    2,277,738
   4,998    Foamex LP, Term Loan.... B2        BB-    06/30/05 to 06/30/06       5,001,290
   9,742    GenTek, Inc., Term
            Loan.................... Caa2      CCC    04/30/07 to 10/31/07       6,410,284
   4,596    GEO Specialty Chemicals,
            Inc., Term Loan......... B1        B+     12/31/07                   4,419,273
  16,459    Huntsman Corp., Term
            Loan.................... Caa2      NR     12/31/02 to 12/31/05      14,782,055
   9,467    Huntsman Corp.,
            Revolving Credit
            Agreement............... Caa2      NR     12/31/02                   8,188,667
  15,735    Huntsman ICI Chemicals,
            LLC, Term Loan.......... B2        B+     06/30/07 to 06/30/08      15,777,140
   4,290    Jet Plastica Industries,
            Inc., Term Loan......... NR        NR     12/31/03                   3,324,363
   1,000    Jet Plastica Industries,
            Inc., Revolving Credit
            Agreement............... NR        NR     12/31/02                     775,000
   4,553    Lyondell Chemical Co.,
            Term Loan............... Ba3       NR     05/17/06                   4,615,071
   5,000    Messer Griesheim, Term
            Loan.................... Ba3       BB     04/27/09 to 04/27/10       5,040,625
   5,827    Nutrasweet Acquisition
            Corp., Term Loan........ Ba3       NR     05/25/07 to 05/25/09       5,842,786
   5,970    OM Group, Inc., Term
            Loan.................... Ba3       BB     04/01/07                   5,984,647
   7,737    Texas Petrochemicals
            Corp., Term Loan........ B1        NR     12/31/02 to 06/30/04       7,734,206
   1,049    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement............... B1        NR     12/30/02                   1,022,667
   4,802    TruSeal Technologies,
            Inc., Term Loan......... NR        NR     06/30/04                   4,721,047

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 9,992    United Plastics Group,
            Inc., Term Loan......... NR        NR     12/31/06              $    1,971,830
     411    West American Rubber
            Co., LLC, Term Loan..... NR        NR     11/09/03                     411,162
                                                                            --------------
                                                                                98,299,851
                                                                            --------------
            CONSTRUCTION MATERIAL  0.9%
   3,332    Brand Scaffold Services,
            Inc., Term Loan......... B1        NR     09/30/03                   3,307,347
   4,913    Dayton Superior Corp.,
            Term Loan............... Ba3       BB-    06/02/08                   4,909,742
   7,038    Flextek Components,
            Inc., Term
            Loan (b) (c)............ NR        NR     08/31/03                     126,690
   7,359    Magnatrax Corp., Term
            Loan.................... NR        NR     11/15/05                   6,389,768
   3,985    Werner Holding Co.,
            Inc., Term Loan......... Ba3       B+     11/30/04 to 11/30/05       3,960,865
   3,585    Wilmar Industries, Inc.,
            Term Loan............... NR        NR     09/29/05 to 09/29/07       3,518,156
                                                                            --------------
                                                                                22,212,568
                                                                            --------------
            CONTAINERS, PACKAGING & GLASS  4.0%
  13,751    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan............... NR        NR     10/07/07                  13,835,190
   7,282    Fleming Packaging Corp.,
            Term Loan............... NR        NR     08/31/04                   6,335,050
  14,435    Graham Packaging Co.,
            Term Loan............... B2        B      01/31/06 to 01/31/07      14,381,906
   1,704    Impress Metal Packaging
            Holding B.V., Term
            Loan.................... NR        B      12/31/06                   1,695,169
   9,799    Kranson Industries,
            Inc., Term Loan......... NR        NR     12/31/06                   9,701,005
   4,913    LLS Corp., Term
            Loan (b) (c)............ NR        NR     07/31/06                   2,759,189
   4,889    Nexpak Corp., Term
            Loan.................... NR        NR     03/31/04                   4,253,042
  10,249    Owens-Illinois, Inc.,
            Term Loan............... NR        NR     03/31/04                  10,201,896
   6,288    Owens-Illinois, Inc.,
            Revolving Credit
            Agreement............... NR        NR     03/31/04                   6,130,019

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 4,791    Packaging Dynamics, Term
            Loan.................... NR        NR     11/20/05              $    4,719,405
   7,857    Pliant Corp., Term
            Loan.................... B2        B+     05/31/08                   7,887,589
   1,000    Riverwood International
            Corp., Term Loan........ B1        B      03/31/07                   1,003,594
   1,667    Silgan Holdings, Inc.,
            Term Loan............... Ba2       BB-    11/30/08                   1,667,708
   5,000    Stone Container Corp.,
            Term Loan............... Ba3       B+     06/30/09                   5,000,000
   6,788    Stronghaven, Inc., Term
            Loan.................... NR        NR     05/15/04                   5,430,126
   2,970    Tekni-Plex, Inc., Term
            Loan.................... B1        B+     06/21/08                   2,979,595
   3,880    U.S. Can Corp., Term
            Loan.................... B2        B      01/04/06                   3,649,234
                                                                            --------------
                                                                               101,629,717
                                                                            --------------
            DIVERSIFIED MANUFACTURING  2.9%
  25,316    Chart Industries, Inc,
            Term Loan............... NR        NR     03/31/06                  18,986,756
   2,463    EnerSys, Term Loan...... NR        NR     11/09/08                   2,474,828
     792    Graf Technology
            International, Inc.,
            Term Loan............... NR        NR     12/31/07                     794,480
  11,892    Mueller Group, Inc.,
            Term Loan............... B1        B+     05/31/08                  11,930,882
  16,785    Neenah Foundry Co., Term
            Loan.................... Caa1      B-     09/30/05                  15,861,920
   6,501    SPX Corp., Term Loan.... Ba2       BB+    09/30/04 to 03/31/10       6,501,734
   3,396    United Fixtures Co.,
            Term Loan (a)........... NR        NR     12/31/04                   3,395,671
  10,000    Walter Industries, Inc.,
            Term Loan............... NR        NR     10/15/03                   9,850,000
   5,414    Western Industries,
            Inc., Term Loan......... NR        NR     06/23/06                   3,654,731
                                                                            --------------
                                                                                73,451,002
                                                                            --------------
            ECOLOGICAL  3.0%
  60,394    Allied Waste North
            America, Inc., Term
            Loan (j)................ Ba3       BB     07/21/05 to 07/21/07      57,109,701

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            ECOLOGICAL (CONTINUED)
 $ 4,772    Casella Waste Systems,
            Inc., Term Loan......... B1        BB-    12/14/06              $    4,784,526
   4,894    Duratek, Inc., Term
            Loan.................... NR        NR     12/08/06                   4,698,410
  20,556    Safety-Kleen Corp., Term
            Loan (b) (c)............ NR        NR     04/03/05 to 04/03/06      10,263,254
                                                                            --------------
                                                                                76,855,891
                                                                            --------------
            EDUCATION & CHILD CARE  0.3%
   8,339    Kindercare Learning
            Centers, Inc., Term
            Loan.................... Ba3       B+     02/13/06                   8,109,569
                                                                            --------------

            ELECTRONICS  2.3%
   8,398    Acterna, LLC, Term
            Loan.................... NR        B      09/30/07                   5,143,957
   6,953    Amphenol Corp., Term
            Loan.................... Ba2       BB+    05/19/04 to 05/19/06       6,893,980
   4,748    Audio Visual Services
            Corp., Term Loan........ NR        NR     03/04/04 to 03/04/06       4,554,207
   2,162    Computer Associates
            International, Inc.,
            Term Loan............... Baa2      BBB+   05/26/03                   2,086,656
   1,280    Computer Associates
            International, Inc.,
            Revolving Credit
            Agreement............... Baa2      BBB+   05/26/03                   1,203,010
   9,059    General Cable Corp.,
            Term Loan............... Ba3       NR     05/25/07                   8,207,706
   3,031    Kinetic Group, Inc.,
            Term Loan............... B1        NR     02/28/06                   2,847,246
   2,207    Knowles Electronics,
            Inc., Term Loan......... B3        CCC+   06/29/07                   2,093,741
   5,529    Rowe International,
            Inc., Term Loan (a)..... NR        NR     12/31/03                           0
   5,000    Seagate Technologies,
            Inc., Term Loan......... Ba1       BB+    05/13/07                   4,991,250
     997    Semiconductor Components
            Industries, LLC, Term
            Loan.................... B2        B      08/04/06 to 08/04/07         934,308
   9,594    Stratus Technologies,
            Inc., Term Loan......... NR        NR     02/26/05                   8,154,687

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            ELECTRONICS (CONTINUED)
 $ 2,800    Veridian Corp., Term
            Loan.................... Ba3       BB-    06/10/08              $    2,818,668
  10,683    Viasystems, Inc., Term
            Loan.................... B3        CC     09/30/05 to 03/31/07       8,315,094
                                                                            --------------
                                                                                58,244,510
                                                                            --------------
            ENTERTAINMENT & LEISURE  5.6%
   2,039    American Skiing Co.,
            Term Loan............... NR        NR     05/31/06                   1,987,984
   7,587    Bally Total Fitness
            Holding Corp., Term
            Loan.................... Ba3       B+     11/10/04                   7,605,519
   2,655    Bell Sports, Inc., Term
            Loan.................... NR        NR     03/31/06 to 03/31/07       2,057,991
     863    Carmike Cinema, Term
            Loan.................... NR        NR     01/15/07                     860,899
   3,000    Festival Fun Parks, LLC,
            Term Loan............... NR        NR     06/30/07 to 12/31/07       2,990,624
  34,227    Fitness Holdings
            Worldwide, Inc., Term
            Loan.................... NR        B      11/02/06 to 11/02/07      32,344,284
   7,600    KSL Recreational Group,
            Inc., Term Loan......... Ba3       B+     04/30/05 to 04/30/06       7,582,979
   1,364    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement............... Ba3       B+     04/30/04                   1,343,387
   4,988    Loews Cineplex
            Entertainment Corp.,
            Term Loan............... NR        NR     03/31/07                   4,981,265
  19,425    Metro-Goldwyn-Mayer,
            Inc., Term Loan......... NR        NR     06/30/08                  19,446,853
   1,971    Panavision, Inc., Term
            Loan.................... B3        CCC    03/31/05                   1,798,812
   9,800    Playcore Wisconsin,
            Inc., Term Loan......... NR        NR     07/01/07                   9,631,237
   1,950    Regal Cinemas, Inc.,
            Term Loan............... B1        BB-    12/31/07                   1,967,306
   6,500    Six Flags Theme Parks,
            Inc., Term Loan......... Ba2       BB-    06/30/09                   6,523,023
  25,595    Spalding Holdings Corp.,
            Term Loan (b)........... NR        NR     09/30/03 to 03/30/06      18,044,680

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $10,768    Spalding Holdings Corp.,
            Revolving Credit
            Agreement (b)........... NR        NR     09/30/03              $    7,591,305
   2,677    Sportcraft, Ltd., Term
            Loan.................... NR        NR     07/31/05                   2,449,401
   1,248    Sportcraft, Ltd.,
            Revolving Credit
            Agreement............... NR        NR     07/31/05                   1,142,276
   2,176    True Temper, Inc., Term
            Loan.................... B1        BB-    09/30/05                   2,165,256
   7,065    WFI Group, Inc., Term
            Loan.................... NR        NR     07/14/04                   7,084,680
   4,873    Worldwide Sports &
            Recreation, Inc., Term
            Loan.................... NR        NR     12/31/06                   4,677,061
                                                                            --------------
                                                                               144,276,822
                                                                            --------------
            FARMING & AGRICULTURE  0.1%
   3,981    The Scotts Co., Term
            Loan.................... Ba3       BB     12/31/07                   4,005,151
                                                                            --------------

            FINANCE  4.3%
  12,900    Alliance Data Systems,
            Inc., Term Loan......... NR        NR     07/25/05                  12,787,125
  26,500    Metris Cos., Inc., Term
            Loan.................... B1        NR     06/30/03                  25,729,857
  35,645    Outsourcing Solutions,
            Term Loan............... B2        NR     12/10/05 to 12/10/06      34,613,940
  27,526    Rent-A-Center, Inc.,
            Term Loan............... Ba2       BB-    01/31/06 to 12/31/07      27,495,047
   3,990    Rent-Way, Inc., Term
            Loan.................... NR        CCC+   09/30/06                   3,889,887
   4,912    Risk Management
            Assurance Co., Term
            Loan.................... NR        NR     12/21/06                   4,893,663
                                                                            --------------
                                                                               109,409,519
                                                                            --------------
            GROCERY  0.1%
   1,575    Fleming Cos., Inc., Term
            Loan.................... Ba2       BB+    06/19/08                   1,575,657
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            HEALTHCARE  4.1%
 $29,000    Community Health
            Systems, Inc., Term
            Loan.................... NR        NR     07/16/10              $   29,148,625
   7,944    Genesis Health Ventures,
            Inc., Term Loan......... Ba3       BB-    03/31/07                   7,978,613
   1,520    HCA-Healthone, LLC, Term
            Loan.................... NR        BBB-   12/21/06                   1,512,876
   8,421    InteliStaf Group, Inc.,
            Term Loan............... NR        NR     10/31/05 to 10/31/07       8,397,760
  29,080    Kindred Healthcare,
            Inc., Term Loan (a)..... NR        NR     04/13/08                  29,057,849
  12,131    Magellan Health
            Services, Inc., Term
            Loan.................... B2        B      02/12/05 to 02/12/06      11,943,191
   4,000    Medical Staffing Network
            Holdings, Inc., Term
            Loan.................... NR        NR     10/26/06                   3,982,500
   8,000    Team Health, Inc., Term
            Loan.................... Ba3       B+     10/31/08                   8,045,000
   6,309    Triad Hospitals, Inc.,
            Term Loan............... Ba3       B+     09/30/08                   6,368,391
                                                                            --------------
                                                                               106,434,805
                                                                            --------------
            HEALTHCARE & BEAUTY  0.7%
   5,660    Mary Kay, Inc., Term
            Loan.................... Ba3       BB-    10/03/07                   5,675,761
  12,000    Revlon Consumer Products
            Corp., Term Loan........ B3        B      05/30/05                  11,882,496
                                                                            --------------
                                                                                17,558,257
                                                                            --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  0.7%
   5,674    Brown Jordan
            International, Inc.,
            Term Loan............... Ba3       B      03/31/06                   5,517,778
   1,640    Formica Corp., Term
            Loan (c)................ NR        NR     04/30/06                   1,503,377
   4,513    Holmes Products Corp.,
            Term Loan............... B2        B      02/05/07                   4,151,654
   2,582    Imperial Home Decor
            Group, Inc., Term
            Loan (a)................ NR        NR     04/04/06                   2,414,303

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS (CONTINUED)
 $ 2,815    Sleepmaster, LLC, Term
            Loan (c)................ NR        NR     12/31/06              $    2,716,316
   1,970    Targus Group
            International, Inc.,
            Term Loan............... NR        NR     12/19/06                   1,802,481
                                                                            --------------
                                                                                18,105,909
                                                                            --------------
            HOTELS, MOTELS, INNS & GAMING  4.0%
  38,967    Aladdin Gaming, LLC,
            Term Loan (b) (c)....... NR        NR     02/25/05 to 02/26/08      32,633,733
   5,439    Argosy Gaming Co., Term
            Loan.................... Ba2       BB     07/31/08                   5,459,192
   6,948    Extended Stay America,
            Inc., Term Loan......... Ba3       BB-    01/15/08                   6,984,793
   1,750    Las Vegas Sands, Inc.,
            Term Loan............... NR        B+     06/04/08                   1,770,417
   3,469    Park Place Entertainment
            Corp., Revolving Credit
            Agreement............... NR        BBB-   12/31/03                   3,406,604
  12,511    Scientific Games Corp.,
            Term Loan............... Ba3       B+     09/30/07                  12,577,896
  47,372    Wyndham International,
            Inc., Term Loan......... NR        B-     06/30/04 to 06/30/06      39,964,566
                                                                            --------------
                                                                               102,797,201
                                                                            --------------
            INSURANCE  1.5%
   5,000    Alea Group Holdings,
            Term Loan............... NR        BBB-   03/31/04                   4,987,500
  16,450    BRW Acquisition, Inc.,
            Term Loan............... NR        NR     07/10/06 to 07/10/07      15,709,750
   2,333    Hilb, Rogal & Hamilton
            Co., Term Loan.......... Ba3       BB-    06/30/07                   2,339,167
  11,655    White Mountains
            Insurance Group, Ltd.,
            Term Loan............... NR        NR     03/16/06 to 03/31/07      11,690,043
   2,736    Willis Corroon, Inc.,
            Term Loan............... Ba2       BB     11/19/06 to 11/19/07       2,725,674
                                                                            --------------
                                                                                37,452,134
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            MACHINERY  2.4%
 $10,393    Alliance Laundry
            Holdings, LLC, Term
            Loan.................... B1        B      06/30/05              $   10,380,010
   8,740    Ashtead Group, PLC, Term
            Loan.................... NR        NR     06/01/07                   8,455,550
   8,214    Dresser, Inc., Term
            Loan.................... Ba3       BB-    04/10/09                   8,263,573
   8,500    Flowserve Corp., Term
            Loan.................... Ba3       BB-    06/30/09                   8,471,312
  10,566    Gleason Corp., Term
            Loan.................... NR        NR     02/18/06 to 02/18/08      10,525,644
   2,500    Terex Corp., Term Loan.. Ba3       BB-    06/29/09                   2,481,250
  12,813    United Rentals (North
            America), Inc., Term
            Loan.................... Ba3       BB+    08/31/07                  12,864,557
                                                                            --------------
                                                                                61,441,896
                                                                            --------------
            MEDICAL PRODUCTS & SERVICES  3.9%
   6,037    Alliance Imaging, Inc.,
            Term Loan............... B1        B+     06/10/08                   6,049,889
     866    American Home Patient,
            Term Loan (c)........... NR        NR     12/31/02                     662,200
   6,221    Conmed Corp., Term
            Loan.................... Ba3       BB-    12/30/04                   6,178,921
  21,015    Dade Behring, Inc., Term
            Loan.................... NR        NR     06/30/05 to 06/30/07      21,435,636
   1,250    Dade Behring, Inc.,
            Revolving Credit........ NR        NR     06/30/05                   1,275,000
  17,820    DaVita, Inc., Term
            Loan.................... Ba3       BB-    03/31/09                  17,886,906
  16,437    Kinetics Concepts, Inc.,
            Term Loan............... Ba3       B      12/31/04 to 12/31/05      16,424,264
   6,714    Medical Specialities
            Group, Inc., Term
            Loan (b) (g)............ NR        NR     06/30/01 to 06/30/04       2,920,432
   8,995    Mediq/PRN Life Support
            Services, Inc., Term
            Loan.................... NR        NR     06/13/05                   8,297,595
   4,831    National Medical Care,
            Inc., Term Loan......... Ba1       BB     09/30/03                   4,770,174
   4,924    National Nephrology
            Associates, Inc., Term
            Loan.................... B1        B+     12/31/05                   4,887,500

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            MEDICAL PRODUCTS & SERVICES (CONTINUED)
 $ 2,244    Rotech Healthcare, Inc.,
            Term Loan............... Ba2       BB     03/31/08              $    2,246,245
   6,617    Unilab Corp., Term
            Loan.................... B1        BB-    11/23/06                   6,650,188
                                                                            --------------
                                                                                99,684,950
                                                                            --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.3%
  14,641    Carmeuse Lime, Inc.,
            Term Loan............... NR        NR     03/31/06                   9,370,276
   7,426    CII Carbon, LLC, Term
            Loan.................... NR        NR     06/25/08                   5,940,617
   7,217    Fairmount Minerals,
            Ltd., Term Loan......... NR        NR     02/28/05                   7,157,529
  51,128    Ispat Inland, Term
            Loan.................... Caa2      B-     07/16/05 to 07/16/06      36,045,302
                                                                            --------------
                                                                                58,513,724
                                                                            --------------
            NATURAL RESOURCES  0.5%
  15,000    Ocean Rig ASA--
            (Norway), Term Loan..... B3        NR     06/01/08                  13,125,000
                                                                            --------------

            NON-DURABLE CONSUMER PRODUCTS  1.0%
   8,213    Accessory Network Group,
            Inc., Term Loan......... NR        NR     06/30/03                   3,490,514
  10,867    American Marketing
            Industries, Inc., Term
            Loan (b)................ NR        NR     04/01/04                   5,433,382
   5,873    Arena Brands, Inc., Term
            Loan.................... NR        NR     06/02/03                   5,558,185
     667    Arena Brands, Inc.,
            Revolving Credit
            Agreement............... NR        NR     06/02/03                     624,283
   5,645    Danka Business Systems
            PLC, Term Loan.......... NR        NR     03/31/04                   5,600,497
   1,429    Danka Business Systems
            PLC, Revolving Credit
            Agreement............... NR        NR     03/31/04                   1,401,190
   3,150    Playtex Products, Inc.,
            Term Loan............... Ba3       BB-    05/31/09                   3,157,875
                                                                            --------------
                                                                                25,265,926
                                                                            --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            PAPER & FOREST PRODUCTS  0.2%
 $ 2,448    Bear Island Paper Co.,
            LLC, Term Loan.......... B3        B-     12/31/05              $    2,411,754
   2,963    Port Townsend Paper
            Corp., Term Loan........ NR        NR     03/16/07                   2,895,844
                                                                            --------------
                                                                                 5,307,598
                                                                            --------------
            PERSONAL & MISCELLANEOUS SERVICES  1.4%
   7,880    Coinmach Laundry Corp.,
            Term Loan............... B1        BB-    07/25/09                   7,938,115
   4,677    DIMAC Holdings, Inc.,
            Term Loan (b) (c)....... NR        NR     09/30/02 to 12/31/05         514,446
   2,633    DIMAC Marketing
            Partners, Inc., Term
            Loan (b) (c)............ NR        NR     01/01/05                     289,631
     370    DIMAC Marketing
            Partners, Inc.,
            Revolving Credit
            Agreement (b) (c)....... NR        NR     07/01/03                      40,754
  10,946    Encompass Service Corp.,
            Term Loan............... B2        B      02/22/06 to 05/10/07       6,841,541
   1,355    Frontway Network
            Solutions, Term
            Loan (b) (c) (g)........ NR        NR     12/31/01                     880,720
   5,000    Katun Corp., Term Loan.. NR        B+     06/30/09                   4,984,375
   6,739    Sarcom, Inc., Term
            Loan (b) (c)............ NR        NR     12/31/02                   4,380,562
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (a)..... NR        NR     05/31/05                   1,219,255
   6,961    The Relizon Co., Term
            Loan.................... NR        NR     09/30/06 to 12/31/07       6,878,817
   1,098    Vicar Operating, Inc.,
            Term Loan............... B1        B+     09/20/08                   1,103,692
                                                                            --------------
                                                                                35,071,908
                                                                            --------------
            PHARMACEUTICALS  1.0%
   1,840    aaiPharma, Inc., Term
            Loan.................... NR        BB-    03/28/07                   1,838,850
   1,663    Accredo Health, Inc.,
            Term Loan............... Ba2       BB     03/31/09                   1,670,812
   2,375    Alpharma Operating
            Corp., Term Loan........ B1        BB-    10/05/07 to 10/05/08       2,334,412

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            PHARMACEUTICALS (CONTINUED)
 $ 5,486    Caremark Rx, Inc., Term
            Loan.................... Ba2       BB+    03/31/06              $    5,509,111
   6,975    MedPointe, Inc., Term
            Loan.................... B1        B+     09/30/07 to 09/30/08       6,993,584
   8,736    NCS Healthcare, Inc.,
            Revolving Credit
            Agreement (g)........... NR        NR     06/30/02                   8,342,963
                                                                            --------------
                                                                                26,689,732
                                                                            --------------
            PRINTING & PUBLISHING  5.2%
   6,100    21st Century Newspapers,
            Term Loan............... NR        NR     09/15/05                   5,827,655
   2,587    Adams Outdoor
            Advertising LP, Term
            Loan.................... B1        B+     02/08/08                   2,600,473
   8,589    Advanstar
            Communications, Inc.,
            Term Loan............... B2        B      10/11/07                   8,408,211
   7,408    American Media
            Operations, Inc., Term
            Loan.................... Ba3       B+     04/01/06 to 04/01/07       7,468,955
   8,330    American Reprographics
            Co., Term Loan.......... NR        NR     04/10/08                   8,288,101
   4,559    Check Printers, Inc.,
            Term Loan............... NR        NR     06/30/05                   4,524,399
   9,424    CommerceConnect Media,
            Inc., Term Loan......... NR        NR     12/31/07                   9,046,755
   2,441    Daily News, LP, Term
            Loan.................... NR        NR     03/19/08                   2,343,603
   2,940    Haights Cross
            Communications, LLC,
            Term Loan............... B2        B+     12/10/06                   2,793,355
  16,847    Journal Register Co.,
            Term Loan............... Ba1       BB+    09/29/06                  16,741,939
   4,342    Lamar Media Corp., Term
            Loan.................... Ba2       BB-    03/01/06 to 02/01/07       4,284,588
   2,940    Liberty Group Operating,
            Inc., Term Loan......... B1        B      03/31/07                   2,939,851
  15,000    Morris Communications
            Corp., Term Loan........ NR        NR     09/30/09                  15,044,535

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 3,750    Network Communications,
            Inc., Term Loan......... NR        NR     06/27/08              $    3,759,375
   6,244    PRIMEDIA, Inc., Term
            Loan.................... NR        B      06/30/09                   4,959,146
  12,093    Readers Digest
            Association, Inc., Term
            Loan.................... Baa3      BB+    05/20/07 to 05/20/08      12,103,660
   6,239    Trader.com, Term Loan... NR        NR     12/31/06 to 12/31/07       6,238,842
  11,857    Vertis, Inc., Term
            Loan.................... B1        B+     12/07/05 to 12/07/08      11,586,434
   3,844    Ziff-Davis Media, Inc.,
            Term Loan............... B3        CCC-   03/31/07                   3,299,224
                                                                            --------------
                                                                               132,259,101
                                                                            --------------
            RESTAURANTS & FOOD SERVICE  0.5%
   1,500    AFC Enterprises, Inc.,
            Term Loan............... Ba2       BB     05/23/09                   1,507,500
   1,845    Carvel Corp., Term
            Loan.................... NR        NR     12/31/06                   1,826,550
   2,859    Papa Ginos, Inc., Term
            Loan.................... NR        NR     08/31/07                   2,837,647
   6,043    S.C. International
            Services, Inc., Term
            Loan.................... Ba1       NR     03/01/07                   5,725,464
                                                                            --------------
                                                                                11,897,161
                                                                            --------------
            RETAIL--OFFICE PRODUCTS  0.1%
   6,335    Identity Group, Inc.,
            Term Loan............... NR        NR     05/11/07                   3,642,625
                                                                            --------------

            RETAIL--OIL & GAS  0.8%
   4,970    Tesoro Petroleum Corp.,
            Term Loan............... Ba3       BB+    12/31/07                   4,892,419
  16,279    The Pantry, Inc., Term
            Loan.................... B1        B+     01/31/06 to 07/31/06      16,023,220
                                                                            --------------
                                                                                20,915,639
                                                                            --------------
            RETAIL--SPECIALTY  0.9%
   1,786    American Blind and
            Wallpaper Factory, Inc.,
            Term Loan............... NR        NR     12/31/05                   1,787,503
   3,242    DRL Acquisition, Inc.,
            Term Loan............... NR        NR     04/30/09                   3,231,744

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            RETAIL--SPECIALTY (CONTINUED)
 $ 6,507    Home Interiors & Gifts,
            Inc., Term Loan......... B3        B      12/31/06              $    6,247,051
   1,897    Josten's, Inc., Term
            Loan.................... B1        BB-    05/31/06                   1,866,999
   9,155    Nebraska Book Co., Inc.,
            Term Loan............... B1        B+     03/31/06                   9,178,384
                                                                            --------------
                                                                                22,311,681
                                                                            --------------
            RETAIL--STORES  2.2%
   1,417    Duane Reade, Inc., Term
            Loan.................... Ba2       BB-    02/15/04 to 02/15/07       1,423,423
   7,244    Murray's Discount Auto
            Stores, Inc., Term
            Loan.................... NR        NR     06/30/03                   5,976,405
   3,087    Payless Cashways, Inc.,
            Term Loan (a) (b) (c)... NR        NR     11/30/02                   2,626,995
   9,514    Pebbles, Inc., Term
            Loan.................... NR        NR     04/30/04                   9,228,586
  37,495    Rite Aid Corp., Term
            Loan.................... B2        BB-    06/27/05                  36,994,934
                                                                            --------------
                                                                                56,250,343
                                                                            --------------
            TECHNOLOGY  0.2%
   4,500    The Titan Corp., Term
            Loan.................... Ba3       BB-    06/30/09                   4,506,750
                                                                            --------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  0.9%
  10,285    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan............... B1        BB     11/14/07 to 05/14/08      10,101,646
   7,624    Broadwing, Inc., Term
            Loan.................... Ba3       BB     11/09/04 to 06/28/07       6,522,362
   1,952    McLeodUSA, Inc., Term
            Loan.................... Caa2      NR     05/30/08                     971,003
  19,277    Orius Holdings, LLC,
            Term Loan............... NR        NR     12/15/06                   3,132,434
  37,500    Teligent, Inc., Term
            Loan (b) (c)............ NR        NR     06/30/06                   1,000,013

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS (CONTINUED)
 $ 7,500    WCI Capital Corp., Term
            Loan (b) (c)............ NR        NR     09/30/07              $      156,248
   2,314    WCI Capital Corp.,
            Revolving Credit
            Agreement (b) (c)....... NR        NR     12/31/02                     289,220
                                                                            --------------
                                                                                22,172,926
                                                                            --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.2%
   4,386    Global Crossing
            Holdings, Ltd., Term
            Loan (b) (c)............ NR        NR     06/30/06                     707,217
  32,353    Pacific Crossing, Ltd.,
            Term Loan (b) (c)....... NR        NR     07/28/06                   3,477,971
                                                                            --------------
                                                                                 4,185,188
                                                                            --------------
            TELECOMMUNICATIONS--PAGING  0.1%
   3,500    Arch Western Resources,
            LLC, Term Loan.......... Ba1       BB+    04/18/08                   3,520,783
                                                                            --------------

            TELECOMMUNICATIONS--WIRELESS  5.2%
   4,654    American Cellular Corp.,
            Term Loan............... B3        CCC-   03/31/08 to 03/31/09       3,144,154
  30,900    BCP SP Ltd., Term
            Loan (b) (g)............ NR        NR     03/31/02 to 03/31/05      12,360,112
   1,863    Centennial Puerto Rico
            Operations Corp., Term
            Loan.................... NR        NR     11/30/07                   1,245,247
   2,500    Chicago 20MHz, Term
            Loan.................... NR        NR     10/31/07                   2,443,075
   7,000    Cricket Communications,
            Inc., Term Loan......... NR        NR     06/30/07                   1,732,500
   7,944    Crown Castle
            International Corp.,
            Term Loan............... Ba3       BB-    03/15/08                   7,357,437
   7,538    Dobson Operating Co.,
            Term Loan............... Ba3       B+     03/31/08                   6,802,912
  27,833    Nextel Finance Co., Term
            Loan (j)................ Ba3       BB-    12/31/07 to 12/31/08      22,671,076
   6,718    Nextel Finance Co.
            (Argentina), Term
            Loan (b) (c)............ NR        NR     12/31/02                     533,477
  12,308    Nextel Partners, Inc.,
            Term Loan............... B1        B-     01/29/08 to 07/29/08      10,277,243

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $17,668    Rural Cellular Corp.,
            Term Loan............... Ba3       B+     10/03/08 to 04/03/09  $   14,156,766
   5,333    Spectrasite
            Communications, Inc.,
            Term Loan............... B3        CC     12/31/07                   4,578,181
  31,647    Sygnet Wireless, Inc.,
            Term Loan............... NR        NR     12/23/06 to 12/23/07      28,185,684
  16,418    Triton PCS, Inc., Term
            Loan.................... Ba3       BB-    05/04/07                  15,555,581
   4,333    Western Wireless Corp.,
            Term Loan............... B1        B      09/30/08                   2,805,833
                                                                            --------------
                                                                               133,849,278
                                                                            --------------
            TEXTILES & LEATHER  1.0%
   5,614    Galey & Lord, Inc., Term
            Loan (c)................ NR        NR     04/02/05 to 04/01/06       4,360,282
   2,376    Galey & Lord, Inc.,
            Revolving Credit
            Agreement (c)........... NR        NR     03/27/04                   1,845,666
  18,409    Norcross Safety
            Products, LLC, Term
            Loan.................... NR        NR     09/30/04                  18,362,593
                                                                            --------------
                                                                                24,568,541
                                                                            --------------
            TRANSPORTATION--CARGO  1.9%
   1,590    American Commercial
            Lines, LLC, Term Loan... B3        B      06/30/06 to 06/30/07       1,505,136
  16,222    Atlas Freighter Leasing,
            Inc., Term Loan......... NR        NR     04/25/05 to 04/25/06      14,721,562
  18,650    Evergreen International
            Aviation, Inc., Term
            Loan.................... NR        NR     05/07/03                  17,437,687
   4,881    Havco Wood Products,
            Inc., Term Loan (b)..... NR        NR     09/30/06                   2,684,415
     411    Kansas City Southern
            Railway Co., Term Loan.. Ba1       BB+    06/12/08                     412,648
   4,013    OmniTrax Railroads, LLC,
            Term Loan............... NR        NR     05/13/05                   4,002,665

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*        VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $ 5,000    RailAmerica, Inc., Term
            Loan.................... Ba3       BB     05/23/09              $    5,023,750
   1,920    Roadway Corp., Term
            Loan.................... Baa3      BBB    10/10/06                   1,912,800
                                                                            --------------
                                                                                47,700,663
                                                                            --------------
            TRANSPORTATION--PERSONAL  0.2%
   6,795    Motor Coach Industries,
            Inc., Term Loan......... B2        B      06/16/05                   6,123,585
                                                                            --------------

            TRANSPORTATION--RAIL MANUFACTURING  0.1%
   2,549    Helm, Inc., Term Loan... NR        NR     10/18/06                   2,313,143
   2,828    RailWorks Corp., Term
            Loan (b) (c)............ NR        NR     09/30/06                     919,208
                                                                            --------------
                                                                                 3,232,351
                                                                            --------------
            UTILITIES  0.8%
   3,000    Michigan Electric
            Transmission Co., Term
            Loan.................... Baa2      NR     05/01/07                   3,011,250
   2,735    Pike Electric, Inc.,
            Term Loan............... NR        NR     04/18/10                   2,758,659
   4,667    Southern California
            Edison Co., Term Loan... Ba2       NR     03/01/03 to 03/01/05       4,670,918
     978    TNP Enterprises, Inc.,
            Term Loan............... Ba2       BB+    03/30/06                     978,417
   9,000    Westar Energy, Inc.,
            Term Loan............... NR        NR     06/05/05                   8,915,625
     335    Westar Energy, Inc.,
            Revolving Credit
            Agreement............... NR        NR     06/05/05                     325,788
                                                                            --------------
                                                                                20,660,657
                                                                            --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  90.3%........................   2,310,189,705
                                                                            --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

DESCRIPTION                                                       VALUE
NOTES  1.6%
Alderwoods Group, Inc. ($2,014,400 par, 11.00% to 12.25%
  coupon, maturing 01/02/07 to 01/02/09)....................  $    2,016,650
Genesis Health Ventures, Inc. ($10,209,730 par, 7.0375%
  coupon, maturing 04/02/07) (h)............................      10,209,730
Jazz Casino Co. ($5,397,209 par, 4.61% coupon, maturing
  03/30/08) (h).............................................       4,614,614
PCI Chemicals Canada, Inc. ($2,078,348 par, 10.00% coupon,
  maturing 12/31/08)........................................       1,465,235
Pioneer Companies, Inc. ($692,783 par, 5.5375% coupon,
  maturing 12/31/06) (h)....................................         466,763
Premcor Refining Group, Inc. ($4,000,000 par, 4.59125%
  coupon, maturing 08/23/03) (h)............................       3,990,000
Rowe International, Inc. ($185,317 par, 15.00% coupon,
  maturing 08/31/2000) (a)(g)...............................               0
Satelites Mexicanos ($20,110,000 par, 9.06% coupon, maturing
  06/03/04), 144A Private Placement (f) (h).................      17,621,388
                                                              --------------

TOTAL NOTES.................................................      40,384,380
                                                              --------------

EQUITIES  5.2%
AFC Enterprises, Inc. (402,834 common shares) (e)...........      10,936,943
Alderwoods Group, Inc. (137,138 common shares) (e)..........         965,451
Audio Visual Services Corp. (98,058 common
  shares) (d) (e)...........................................       1,161,007
Best Products Co., Inc. (297,480 common shares) (e).........              60
Breed Technologies, Inc. (1,345,452 common
  shares) (a) (d) (e).......................................               0
Classic Cable, Inc. (Warrants for 760 common
  shares) (c) (d) (e).......................................               0
Dan River, Inc. (192,060 common shares) (e).................         831,620
DecorateToday.com (198,600 common shares) (a) (d) (e).......       1,145,922
DIMAC Holdings, Inc. (6,526 preferred shares) (c) (d) (e)...               0
DIMAC Holdings, Inc. (Warrants for 6,526 common
  shares) (c) (d) (e).......................................               0
Fleer/Marvel Entertainment, Inc. (723,429 preferred
  shares) (d)...............................................       4,883,146
Fleer/Marvel Entertainment, Inc. (891,340 common
  shares) (e)...............................................       4,563,661
Flextek Components, Inc. (Warrants for 993 common
  shares) (c) (d) (e).......................................               0
Genesis Health Ventures, Inc. (1,476,810 common
  shares) (e)...............................................      23,791,409
Genesis Health Ventures, Inc. (16,685 preferred
  shares) (d) (e)...........................................       1,915,938
Imperial Home Decor Group, Inc. (929,571 common
  shares) (a) (d) (e).......................................               0
Imperial Home Decor Realty, Inc. (929,571 common
  shares) (a) (d) (e).......................................               0
Kindred Healthcare, Inc. (978,504 common shares) (a) (e)....      33,063,650
London Fog Industries, Inc. (515,922 common
  shares) (a) (d) (e).......................................       7,006,221
Mediq/PRN Life Support Services, Inc. (22,626 preferred
  shares) (d) (e)...........................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 290 common
  shares) (d) (e)...........................................               0
Payless Cashways, Inc. (1,024,159 common
  shares) (a) (c) (e).......................................           1,024
Pioneer Cos., Inc. (134,400 common shares) (d) (e)..........         241,920

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

DESCRIPTION                                                       VALUE
EQUITIES (CONTINUED)
Rotech Healthcare, Inc. (906,852 common shares) (e).........  $   17,683,614
Rotech Medical Corp. (90,685 common shares) (d) (e).........               0
Rowe International, Inc. (91,173 common
  shares) (a) (d) (e).......................................               0
Rowe International, Inc. (Warrants for 236,677 common
  shares) (a) (d) (e).......................................               0
Safelite Glass Corp. (402,526 common shares) (d) (e)........       3,675,062
Safelite Realty (27,171 common shares) (d) (e)..............               0
Sarcom Enterprise Educational Services (90 common
  shares) (c) (d) (e).......................................               0
Sarcom, Inc. (422,641 common shares) (c) (d) (e)............               0
Stronghaven, Inc. (Warrants for 740,121 common
  shares) (d) (e)...........................................               0
TeleSpectrum Worldwide, Inc. (11,618,775 common
  shares) (a) (d) (e).......................................               0
TeleSpectrum Worldwide, Inc. (8,307 preferred
  shares) (a) (d) (e).......................................               0
Tembec, Inc. (140,409 common shares) (e)....................       1,148,546
Trans World Entertainment Corp. (3,789,962 common
  shares) (a)(e)............................................      21,413,285
United Fixtures Holdings, Inc. (196,020 common
  shares) (a) (d) (e).......................................               0
United Fixtures Holdings, Inc. (53,810 preferred
  shares) (a) (d) (e).......................................         517,114
West American Rubber Co., LLC (5.04% ownership
  interest) (d) (e).........................................               0
                                                              --------------

TOTAL EQUITIES  5.2%........................................     134,945,593
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $2,919,823,627).....................................   2,485,519,678
                                                              --------------

SHORT TERM INVESTMENTS  2.7%
REPURCHASE AGREEMENT  2.0%
State Street Bank & Trust Corp. ($51,000,000 par
  collateralized by U.S. Government Obligations, 1.76%
  coupon, dated 07/31/02 to be sold on 08/01/02 at
  $51,002,493) (j)..........................................      51,000,000
                                                              --------------

TIME DEPOSIT  0.7%
State Street Bank & Trust Corp. ($16,707,196 par, 1.25%
  coupon, dated 07/31/02, to be sold on 08/01/02 at
  $16,707,776) (j)..........................................      16,707,196
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $67,707,196)........................................      67,707,196
                                                              --------------

TOTAL INVESTMENTS  99.8%
  (Cost $2,987,530,823).....................................   2,553,226,874

OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%.................       5,463,523
                                                              --------------

NET ASSETS  100.0%..........................................  $2,558,690,397
                                                              ==============

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

July 31, 2002

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1) Industry percentages are calculated as a percentage of net assets.

(a) Affiliated company. See Notes to Financial Statements.

(b) This Senior Loan interest is non-income producing.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Restricted security.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) This borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at July 31, 2002.

(i) Fixed rate security.

(j) A portion of this security is segregated in connection with unfunded loan commitments.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2002

ASSETS:
Total Investments (Cost $2,987,530,823).....................  $2,553,226,874
Receivables:
  Investments Sold..........................................      41,009,274
  Interest and Fees.........................................      10,896,148
  Fund Shares Sold..........................................         136,514
Other.......................................................         121,348
                                                              --------------
    Total Assets............................................   2,605,390,158
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      38,896,560
  Investment Advisory Fee...................................       2,181,717
  Income Distributions......................................       1,876,986
  Distributor and Affiliates................................         676,671
  Administrative Fee........................................         574,136
  Fund Shares Repurchased...................................          43,962
  Custodian Bank............................................           3,806
Accrued Expenses............................................       1,777,237
Trustees' Deferred Compensation and Retirement Plans........         668,686
                                                              --------------
    Total Liabilities.......................................      46,699,761
                                                              --------------
NET ASSETS..................................................  $2,558,690,397
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($2,558,690,397 divided by
  316,136,296 shares outstanding)...........................  $         8.09
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 316,136,296 shares issued and
  outstanding)..............................................  $    3,161,363
Paid in Surplus.............................................   3,699,431,796
Accumulated Undistributed Net Investment Income.............       3,552,247
Net Unrealized Depreciation.................................    (434,303,949)
Accumulated Net Realized Loss...............................    (713,151,060)
                                                              --------------
NET ASSETS..................................................  $2,558,690,397
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2002

INVESTMENT INCOME:
Interest....................................................  $ 201,214,426
Dividends...................................................        503,769
Other.......................................................      7,329,501
                                                              -------------
    Total Income............................................    209,047,696
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     31,669,898
Administrative Fee..........................................      8,334,410
Shareholder Services........................................      3,328,808
Custody.....................................................        737,296
Legal.......................................................        375,100
Trustees' Fees and Related Expenses.........................        146,658
Other.......................................................      2,976,610
                                                              -------------
    Total Expenses..........................................     47,568,780
    Less Credits Earned on Cash Balances....................        199,325
                                                              -------------
    Net Expenses............................................     47,369,455
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 161,678,241
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(178,082,248)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (399,371,652)
  End of the Period.........................................   (434,303,949)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (34,932,297)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(213,014,545)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (51,336,304)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                        YEAR ENDED        YEAR ENDED
                                                       JULY 31, 2002     JULY 31, 2001
                                                      ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $   161,678,241   $   387,374,676
Net Realized Loss...................................     (178,082,248)     (442,678,090)
Net Unrealized Depreciation During the Period.......      (34,932,297)      (76,004,880)
                                                      ---------------   ---------------
Change in Net Assets from Operations................      (51,336,304)     (131,308,294)

Distributions from Net Investment Income............     (151,858,532)     (410,850,314)
                                                      ---------------   ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (203,194,836)     (542,158,608)
                                                      ---------------   ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................       28,378,816       114,299,449
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................       73,318,476       205,505,843
Cost of Shares Repurchased..........................   (1,329,486,630)   (2,245,937,408)
                                                      ---------------   ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..   (1,227,789,338)   (1,926,132,116)
                                                      ---------------   ---------------
TOTAL DECREASE IN NET ASSETS........................   (1,430,984,174)   (2,468,290,724)
NET ASSETS:
Beginning of the Period.............................    3,989,674,571     6,457,965,295
                                                      ---------------   ---------------
End of the Period (Including accumulated
  undistributed net investment income of $3,552,247
  and ($6,916,019), respectively)...................  $ 2,558,690,397   $ 3,989,674,571
                                                      ===============   ===============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2002

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   (51,336,304)
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    1,392,042,599
  Decrease in Interest and Fees Receivables.................       11,376,786
  Increase in Receivable for Investments Sold...............       (1,332,471)
  Decrease in Dividends Receivable..........................          104,314
  Increase in Other Assets..................................          (23,215)
  Decrease in Investment Advisory Fee Payable...............       (1,204,026)
  Decrease in Administrative Fee Payable....................         (319,226)
  Decrease in Distributor and Affiliates Payable............         (515,147)
  Increase in Payable for Investments Purchased.............       29,467,247
  Decrease in Accrued Expenses..............................          (45,440)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           52,075
                                                              ---------------
    Total Adjustments.......................................    1,429,603,496
                                                              ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    1,378,267,192
                                                              ===============
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................       28,607,069
Change in Intra-day Credit Line with Custodian Bank.........            3,806
Payments on Shares Repurchased..............................   (1,329,717,710)
Cash Dividends Paid.........................................      (80,648,155)
                                                              ---------------
    Net Cash Used for Financing Activities..................   (1,381,754,990)
                                                              ---------------
NET DECREASE IN CASH........................................       (3,487,798)
Cash at Beginning of the Period.............................        3,487,798
                                                              ---------------
Cash at the End of the Period...............................  $           -0-
                                                              ===============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    YEAR ENDED JULY 31,
                                    ----------------------------------------------------
                                    2002 (C)   2001 (C)     2000       1999       1998
                                    ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $   8.61   $   9.50   $   9.85   $   9.98   $   9.96
                                    --------   --------   --------   --------   --------
  Net Investment Income...........       .41        .66        .68        .64        .68
  Net Realized and Unrealized
    Gain/Loss.....................      (.55)      (.86)      (.36)      (.13)       .01
                                    --------   --------   --------   --------   --------
Total from Investment
  Operations......................      (.14)      (.20)       .32        .51        .69
Less Distributions from Net
  Investment Income...............       .38        .69        .67        .64        .67
                                    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $   8.09   $   8.61   $   9.50   $   9.85   $   9.98
                                    ========   ========   ========   ========   ========

Total Return (a)..................    -1.61%     -2.11%      3.15%      5.23%      7.22%
Net Assets at End of the Period
  (In millions)...................  $2,558.7   $3,989.7   $6,458.0   $8,136.4   $7,312.9
Ratio of Expenses to Average Net
  Assets..........................     1.43%      1.43%      1.34%      1.35%      1.41%
Ratio of Net Investment Income to
  Average Net Assets..............     4.85%      7.34%      6.97%      6.48%      6.81%
Portfolio Turnover (b)............       36%        42%        36%        44%        73%

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3% imposed on most shares accepted by the Trust for repurchase within the first year and declining to 0% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $481,334,290, which will expire between July 31, 2004 and July 31, 2010.

    At July 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $3,077,516,686
                                                              ==============
Gross tax unrealized appreciation...........................      23,598,484
Gross tax unrealized depreciation...........................    (547,888,295)
                                                              --------------
Net tax unrealized depreciation on investments..............  $ (524,289,811)
                                                              ==============

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                              2002            2001
Distributions paid from:
  Ordinary income.......................................  $151,858,532    $410,850,314
  Long-term capital gain................................           -0-             -0-
                                                          ------------    ------------
                                                          $151,858,532    $410,850,314

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent differences relating to expenses which are not deductible for tax purposes totaling $63,540 were reclassified from accumulated undistributed net investment income to capital. Also, permanent differences relating to miscellaneous adjustments totaling $585,017 were reclassified from accumulated net realized loss to accumulated undistributed net investment income.

    As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $1,700,887

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year, and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

F. CREDITS EARNED ON CASH BALANCES During the year ended July 31, 2002, the Trust's custody fee was reduced by $199,325 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average daily net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 2002, the Trust recognized expenses of approximately $504,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended July 31, 2002, the Trust recognized expenses of approximately $63,400 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 2002, the Trust recognized expenses of approximately $2,633,200 representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                                  INTEREST/
                                         PAR/        REALIZED     DIVIDEND       VALUE
NAME                                    SHARES*     GAIN/(LOSS)    INCOME       7/31/02        COST
Breed Technologies, Inc.--Common
 Shares..............................   1,345,452   $        0    $       0   $         0   $ 7,628,713
Breed Technologies, Inc.-- Term
 Loan................................ $ 7,233,449            0    1,259,989     6,835,609     7,233,449
Decorate Today.com--Common Shares....     198,600            0            0     1,145,922     3,505,909
Imperial Home Decor Group, Inc.--
 Common Shares.......................     929,571            0            0             0       948,162
Imperial Home Decor Realty, Inc.--
 Common Shares.......................     929,571            0            0             0             0
Imperial Home Decor Group, Inc.--
 Term Loan........................... $ 2,582,142            0      192,506     2,414,303     2,582,142
Kindred Healthcare, Inc.--Common
 Shares..............................     978,504    1,266,176            0    33,063,650    28,370,868
Kindred Healthcare Inc.--Term Loan... $29,079,659    1,388,349    1,348,896    29,057,849    23,082,938
London Fog Industries, Inc.--Common
 Shares..............................     515,922            0            0     7,006,221    33,576,536
Payless Cashways, Inc.--Common
 Shares..............................   1,024,159            0            0         1,024     3,450,332
Payless Cashways, Inc.--Term Loan.... $ 3,087,175      (83,370)     810,090     2,626,995     3,104,395
Rowe International, Inc.--Common
 Shares..............................      91,173            0            0             0     3,013,602
Rowe International Inc.--Term Loan... $ 5,528,549            0      581,375             0     5,790,009
Rowe International, Inc.--
 Subordinated Loan................... $   185,317            0       27,798             0       185,317
TeleSpectrum Worldwide, Inc.--Common
 & Preferred Shares..................  11,627,082            0            0             0             0
TeleSpectrum Worldwide, Inc.--Term
 Loan................................ $ 1,869,163            0       42,058     1,219,255     1,108,323
Trans World Entertainment Corp.--
 Common Shares.......................   3,789,962            0            0    21,413,285    69,448,017
United Fixtures Holdings, Inc.--
 Common & Preferred Shares...........     249,830            0            0       517,114       535,486
United Fixtures Holdings, Inc.--Term
 Loan................................ $ 3,395,671            0      195,299     3,395,671     3,395,671

*  Shares were acquired through the restructuring of senior loan interests.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

3. CAPITAL TRANSACTIONS

At July 31, 2002 and July 31, 2001, paid in surplus aggregated $3,699,431,796 and $4,925,811,365, respectively. Transactions in common shares were as follows:

                                                           YEAR ENDED       YEAR ENDED
                                                          JULY 31, 2002    JULY 31, 2001
Beginning Shares........................................   463,467,203      679,708,950
                                                          ------------     ------------
Shares Sold.............................................     3,382,131       12,628,225
Shares Issued Through Dividend Reinvestment.............     8,743,854       22,846,179
Shares Repurchased......................................  (159,456,892)    (251,716,151)
                                                          ------------     ------------
Net Change in Shares Outstanding........................  (147,330,907)    (216,241,747)
                                                          ------------     ------------
Ending Shares...........................................   316,136,296      463,467,203
                                                          ============     ============

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,103,700,011 and $2,216,033,589, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2002, 159,456,892 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
                     YEAR OF REDEMPTION                           CHARGE
First.......................................................      3.0%
Second......................................................      2.5%
Third.......................................................      2.0%
Fourth......................................................      1.5%
Fifth.......................................................      1.0%
Sixth and following.........................................      0.0%

    For the year ended July 31, 2002, Van Kampen received early withdrawal charges of approximately $7,154,300 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Senior Loan agreements, the Trust had unfunded loan commitments of approximately $82,365,800 as of July 31, 2002. The Trust intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 8, 2002. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. For the year ended July 31, 2002, the Trust recognized commitment fee expenses of approximately $598,500. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    At July 31, 2002, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
SELLING PARTICIPANT                                             (000)       (000)
Goldman Sachs...............................................   $11,661     $ 8,221
JPMorgan Chase Bank.........................................     8,339       8,110
Deutsche Bank Trust Company.................................     2,675       2,632
                                                               -------     -------
Total.......................................................   $22,675     $18,963
                                                               =======     =======

9. LITIGATION

On September 28, 2001 and October 11, 2001, separate complaints were filed in the United States District Court for the Northern District of Illinois each by a shareholder of the Trust against the Trust, the Adviser, Van Kampen Funds Inc. and certain directors and officers of the Trust. The respective complaints, framed as class actions, allege misstatements and omissions in the Trust's registration statements in violation of the federal securities laws. The separate complaints were consolidated on or about December 15, 2001, and the class was certified on or about August 26, 2002. The consolidated action is entitled Abrams et al. v. Van Kampen Funds, Inc., et al., No. 01 C 7538 (N.D. Ill., Hart J.).